UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   August 1, 2003



                            Prime Medical Services, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-22392                   74-2652727
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)



                          1301 Capitol of Texas Highway
                                   Suite C-300
                               Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)



                                 (512) 328-2892

              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 12.  Results of Operations and Financial Condition.

         On August 1, 2003, Prime Medical Services, Inc., issued a press release entitled "Prime Medical Announces Second Quarter Results." The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Prime Medical Services, Inc.
                                         (Registrant)



Date: August 1, 2003                   By: /s/  John Q. Barnidge
                                         ---------------------------------------
                                           John Q. Barnidge
                                           Chief Financial Officer



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



                                  EXHIBIT INDEX

Exhibit
Number  Description
------  -----------

99.1    Press Release issued by Prime Medical Services, Inc., on August 1, 2003.


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